Exhibit 99.1

8point3 energy partners
Company Overview
July 2015
©2015 8point3 Energy Partners

Disclaimer
Cautionary Statement Regarding Forward-Looking Statements
This presentation and the oral statements made in connection therewith contain “forward-looking statements.” All statements, other than statements of historical fact, regarding the Partnership’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. Any forward-looking statements involve risks, uncertainties and assumptions. The forward-looking statements contained herein are based on the Partnership’s management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Although the Partnership believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, it can give no assurance that these plans, intentions or expectations will be achieved when anticipated or at all. Actual results could differ materially from those expressed in any forward-looking statements.
Except as otherwise required by applicable law, the Partnership disclaims any duty to update any forward-looking statements. The forward-looking statements contained herein are expressly qualified by this cautionary notice to recipients.
Industry and Market Data
This presentation has been prepared by the Partnership and includes market and competitive position data and other statistical information from the Partnership’s own internal estimates as well as from third-party sources, including independent industry publications, government publications or other published independent sources, including the U.S. Department of Energy, the International Energy Agency, the U.S. Energy Information Administration, Bloomberg New Energy Finance, Renewable Energy Policy Network for the 21st Century, the Solar Energy Industries Association and Lazard Ltd. Although the Partnership believes these third-party sources are reliable as of their respective dates, the Partnership has not independently verified the accuracy or completeness of this information.
Non-GAAP Financial Measures
This presentation includes certain non-GAAP financial measures, including EBITDA. Such non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP. Please refer to the Appendix of this presentation for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP.
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Introduction to 8Point3 Energy Partners
Generate Predictable Cash Distributions that Grow at a Sustainable Rate
8point3 Energy Overview
High-quality 432 MW Initial Portfolio
– 87% utility scale
– Weighted average contract life of 22 years
– No project-level debt
Visible growth supported by a 1,143 MW ROFO Portfolio and
13.7 GW development pipeline
Dynamic sponsorship
– First Solar and SunPower have both demonstrated global track records of development
– Developed, built or supplied
~39% of U.S. installed capacity and
~11% of OECD installed capacity
Predictable cash flow from solar assets with minimal production variability
Incentive aligning mechanisms (IDRs, Forbearance,
Subordination)
IPO / ROFO Markets
Japan
Chile
Utility Commercial Residential
8point3 energy partners ©2015 8point3 Energy Partners 3

First Solar Overview
Track Record of Development & Execution
10+ GW installed capacity worldwide
2+ GW developed and constructed across North America
1.7 GW of contracted projects under development worldwide
~4 GW currently contracted solar pipeline
$1.8bn committed between 2014 to 2016 to project development capital investment, in the U.S. and internationally
Global Development Pipeline
13 Countries
Development Pipeline
Geographies
Technology Competitiveness & Market Expansion
World record CdTe solar cell efficiency of 21.5%
Atlas 25+ certification for durability against accelerated environmental conditions
Acquisition of TetraSun in 2013
– First Solar TetraSun Modules feature superior power density
Financial Strength
$1.5bn cash on balance sheet
$1.2bn net cash
$5.0bn net assets
Balance sheet strength enables low cost of capital and ability to invest in global development opportunities
Source: First Solar public filings
Note: Financials as of March 31, 2015
8point3 energy partners ©2015 8point3 Energy Partners 4

SunPower Overview
Track Record & Best-in-Class Technology
2+ GW utility-scale projects worldwide
4.5 GW solar PV deployed historically
Highest efficiency, highest reliability monocrystalline solar technology available
Financial Strength
Relationship with Total S.A.
Total S.A. is the world’s fourth-largest oil and gas company
Made $1.5bn investment in SunPower; 65% ownership
Entered into $1.0bn credit support agreement to facilitate SunPower’s growth
Provided $24mm 4-year R&D support
Balance Sheet Strength
$600mm cash on balance sheet, $850mm total liquidity, $1.6bn net assets
Source: SunPower public filings Note: Financials as of March 31, 2015
Global Development Pipeline
25+ Countries
Existing/New Installations & Pipeline
New Market
Project Pipeline
Active and successful across diverse customer segments
Total S.A. relationship adds global commercial opportunities and co-development platform
Pipeline by Customer Segment (MW)
Residential
8%
C&I
10%
Utility
82%
8point3 energy partners ©2015 8point3 Energy Partners 5

Strategic Rationale | Why 8point3 Energy Matters to Our Sponsors
Pure-play vehicle that highlights the value of contracted solar power assets
Provides key source of visible demand for Sponsors’ core module manufacturing businesses
Complementary technologies and market segments provide diversification of growth opportunities
Broadens investor base and provides an attractive cost of capital
Enables Sponsors to retain ownership of assets and benefit from recurring cash flow and residual value upside
General Partner interest will represent significant and increasing value to Sponsors as 8point3 achieves growth targets
Sustainable competitive advantage for Sponsors and long-term, stable returns for Sponsors’ shareholders
8point3 energy partners ©2015 8point3 Energy Partners 6

Key Investment Highlights
1 Favorable Industry Dynamics
2 Stable Cash Flows Generated by Long-Term Contracts with Credit-Worthy Counterparties
3 High Quality Portfolio of Newly Constructed Solar Assets with Significant Scale and Diversity
4 Ongoing Relationship with First Solar and SunPower Provides Visibility for Sustainable Growth
5 Conservative Financing Structure
6 Experienced Management Team
8point3 energy partners ©2015 8point3 Energy Partners 7

Our Portfolio
8point3 energy partners ©2015 8point3 Energy Partners

8point3 Energy – Initial Portfolio Overview

8point3 Initial Portfolio



Macys (3 MW)
UC Davis (13 MW)
SolarGen (150 MW)
Quinto (108 MW)
Lost Hills (32 MW)
North Star (60 MW)
RPU (7 MW)
Maryland Solar (20 MW)
Utility
Commercial
Residential (Highlighted states are where portfolios exist)

Project	COD[1]	Location	Gross MW(ac)*	Offtaker	Counterparty Credit Rating / Avg. FICO Score	Remaining PPA Tenor[2]
Utility						
Maryland Solar	Feb-14	MD, USA	20	First Energy Solutions	BBB-	18.0
Solar Gen 2	Nov-14	CA, USA	150	San Diego Gas & Electric	A	24.7
Lost Hills Blackwell	Apr-15	CA, USA	32	Pacific Gas & Electric	AA+ / BBB	28.7
North Star	Jun-15	CA, USA	60	Pacific Gas & Electric	BBB	20.0
RPU	Oct-15	CA, USA	7	City of Riverside	A-	25.0
Quinto	Oct-15	CA, USA	108	Southern California Edison	BBB+	20.0
Commercial & Industrial						
UC Davis	Sep-15	CA, USA	13	University of CA	AA	20.0
Macy's	Oct-15	CA, USA	3	Macy's Corporate Services	BBB+	20.0
Residential						
Resi Portfolio	Jun-14	USA	39	Approx. 5,900 Homeowners	765 Average / 680 Minimum	17.3
Total			432			WAL: 22 yrs[3]

* MW shown on a gross basis. Refer to S-1 for additional disclosures.
[1] COD represents expected timing, where applicable.
[2] Remaining term of offtake agreement is measured from the later of March 31, 2015 or the COD of the applicable project. Refer to S-1 for additional disclosures.
[3] Weighted average based on MW capacity.

Gross MW by Project



UC Davis 3%
RPU 2%
Macy's 1%
Maryland Solar 5%
Lost Hills Blackwell 7%
Solar Gen 2 35%
North Star 14%
Quinto 25%
Residential Portfolio 9%

Gross MW by Customer Segment



Commercial 4%
Residential 9%
Utility 87%

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Right of First Offer Portfolio Detail

ROFO Assets Summary

Project	COD[1]	Location	Gross MW	Remaning PPA Tenor[2]	Offtaker
Utility; Contracted					
Kingbird	Dec-15	USA	40	20.0	Southern California Public Power Authority
Hooper	Apr-16	USA	52	20.5	Public Service Company of Colorado
Moapa	Jun-16	USA	250	25.0	Los Angeles Dept. of Water and Power
Cuyama	Jun-16	USA	40	25.0	Pacific Gas and Electric
Henrietta	Jul-16	USA	102	20.0	Pacific Gas and Electric
Stateline	Sep-16	USA	300	20.0	Southern California Edison
Stanford	Oct-16	USA	54	25.0	Leland Stanford Junior University
Utility; Awarded					
El Pelicano	Nov-16	Chile	100	-	-
Utility; Advanced Development					
IPT Solar Gen	May-17	Japan	20	-	-
Commercial & Industrial; Contracted					
Commercial Portfolio #1	Dec-13	USA	45	15.5	Various
Napa Sanitation District	Dec-15	USA	1	25.0	Napa Sanitation District
Riverside Public Utility District - Water Division	Mar-16	USA	6	25.0	Riverside Public Utility District - Water Division
Rancho California Water District	Apr-16	USA	4	25.0	Rancho California Water District
Macy's Maryland	May-16	USA	6	20.0	Macy's Corporate Services
Commercial Portfolio #2	Aug-16	USA	49	16.0	Various
Kern High School District	Sep-16	USA	20	20.0	Kern High School District
Commercial & Industrial; Awarded					
Colorado	Oct-15	USA	1	-	-
California 1	Jun-16	USA	2	-	-
Connecticut	Jun-16	USA	1	-	-
Alabama	Sep-16	USA	8	-	-
California 2	Sep-16	USA	2	-	-
Massachusetts	Oct-16	USA	1	-	-
California 3	Dec-16	USA	5	-	-
Residential					
Residential ROFO Portfolio	Oct-14	USA	34	19.5	~ 5000 homeowners
Total			1,143	WAL: 21 years[3]	

[1] COD represents expected timing, where applicable.
[2] Remaining term of offtake agreement is measured from the later of March 31, 2015 or the COD of the applicable project. Refer to S-1 for additional disclosures.
[3] Based on gross MW (not reduced for projects which we own or will own less than a 100% interest in or in which we are or will be the lessor under any sale-leaseback financing) for contracted projects only.

MW by Country (%)



Chile 9%
Japan 2%
USA 89%

MW by COD (%)



2015 4%
2017 2%
2016 88%
Pre-2015 7%

MW[3] by Remaining PPA Duration (%)



15-20 13%
25+ 35%
20-25 52%

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©2015 8point3 Energy Partners 10

Visibility for Sustainable Growth
Our Sponsors’ Pipeline Provides Growth Visibility
ROFO Portfolio 1.1 GW Resi 3 % C&I 13%
Sponsors’ Incremental Development Pipeline 12.6 GW Utility 84%
Total Pipeline: 13.7 GW ROFO Portfolio: 1.1 GW
1.1 GW ROFO Portfolio provides 2.6x Initial Portfolio coverage
ROFO assets fully cover targeted 12 – 15% DPS growth through 2017 and into 2018
Incremental 12.6 GW development pipeline provides longer-term growth visibility
8point3 Energy Partners ©2015 8point3 Energy Partners 11

Key Investment Highlights
8point3 Energy Partners ©2015 8point3 Energy Partners

1 Favorable Industry Dynamics

Key Drivers of Solar Energy Growth

- ✓ Increasing demand for solar energy
- ✓ Retirement of traditional sources of generation
- ✓ Increasing penetration of DG Solar
- ✓ Decreasing solar costs opening new markets
- ✓ Government incentives for solar
- ✓ Emergence of new business opportunities (e.g., firm power, direct access and community solar)

Solar Energy Penetration and Growth Projections


Actual and Projected Solar Installations (GW)
2013-2030
U.S.
Chile and Japan
Other Markets
18.1 23.6 26.8 27.9 20.5 18.2 20.8 24.9 23.3 25.4 27.0 29.9 31.5 36.5 36.9 34.8 35.6 36.6
6.4 6.6 6.6 5.0 6.3 12.0 12.8 13.1 13.2 12.6 12.6 12.2 12.1 11.9 12.0 12.6 12.2 12.6
7.1 10.6 11.6 11.7 8.2 1.4 1.7 2.4 3.3 3.9 4.4 4.5 4.5 4.4 4.4 4.2 4.1 4.0
4.6 6.3 8.6 11.1 5.9 4.8 6.3 9.4 6.9 8.9 10.0 13.2 14.9 20.1 20.5 18.0 19.3 20.0
2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030

Source: Bloomberg New Energy Finance (Conservative case projections through 2017 as of February 5, 2015. Projections beyond 2017 as of June 27, 2014.).
Note: Assumes ITC decreases to 10% at the end of 2016. Other markets include Australia, Canada, France, Germany, Mexico and the U.K.; Canada and Chile projections do not extend beyond 2017. In 2017, Chile is projected to account for 0.9 GW.

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2 Stable Cash Flows Generated by Long-Term Contracts with Credit-Worthy Counterparties
Initial Portfolio
Lost Hills / Blackwell 29
RPU 25
Solar Gen 2 25
Macy’s 20
UC Davis 20
Quinto 20
North Star 20
Maryland Solar 18
Residential Portfolio 17
0 10 20 30
Weighted Average Remaining PPA Life of 22 Years
Contracted ROFO Portfolio
Rancho California Water District 25
Riverside Public Utility District - Water Division 25
Napa Sanitation District 25
Stanford 25
Cuyama 25
Moapa 25
Hooper 21
Kern High School District 20
Macy’s Maryland 20
Stateline 20
Henrietta 20
Kingbird 20
Residential ROFO Portfolio 20
Commercial Portfolio #2 16
Commercial Portfolio #1 16
0 10 20 30
Weighted Average Remaining PPA Life of 21 Years
8point3 energy partners ©2015 8point3 Energy Partners 14

3 High Quality Portfolio of Newly Constructed Solar Assets
Initial Portfolio COD (by MW)
2015 2014 52% 48%
Expected remaining life of assets of over 30 years
Technology advantage
Best-in-class thin film and high efficiency monocrystalline silicon technologies
Complementary technologies across customer base and applications
Demonstrated track record of high durability and low degradation
High irradiance predictability and system availability
Highly predictable total energy production with limited variability
Resource and asset performance well-understood
Low O&M costs
Strong track record of First Solar and SunPower as O&M providers, both with average portfolio availability above 99.5%
Minimal maintenance capex requirements once plants are online
No fuel price exposure
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3 Significant Scale and Diversity Across Projects and Counterparties
Initial Portfolio Offtakers by Gross MW
University of California (AA) 3% City of Riverside (A-) 1%
First Energy Solutions (BBB-) 5% Macy’s Corporate Services (BBB+) 1%
Various Homeowners 9% San Diego Gas & Electric (A) 35%
PG&E (BBB) 21% Southern Cal. Edison (BBB+) 25%
Top 10 Contracted ROFO Projects by Gross MW1
Kingbird 4%
Cuyama 4%
Commercial Port. #1 4%
Residential Portfolio 3%
Commercial Port. #2 5%
Stateline 30%
Hooper 5%
Stanford 5%
Henrietta 10%
Moapa 25%
1 Top 10 ROFO projects only include currently contracted assets. Percentages of 1,003 total contracted MW shown.
8point3 Energy Partners ©2015 8point3 Energy Partners 16

4 Ongoing Relationship with SunPower and First Solar Provides Visibility for Sustainable Growth

- The Sponsors have proven capabilities to develop high quality, contracted generation assets in target operating areas and market segments
- Of the 18.1 GW of solar power capacity installed in the U.S. between 2005 and 2014, 39% was developed, built or supplied by the Sponsors. As of March 31, 2015, the Sponsors collectively maintained a 13.7 GW pipeline of early-to-advanced development stage solar projects
- The Sponsors have entered into a ROFO Agreement with 8point3 which grants 8point3 the right of first offer on certain projects Sponsors currently own
  - ROFO Agreement includes assets which represent 1.1 GW capacity, or more than 2.6 times the Initial Portfolio
  - The ROFO Portfolio represents only ~8% of the current combined pipeline projects of the Sponsors

First Solar	Development Platform[1]
Geographies	13 Countries
Customer Segments	Utility, Commercial

SUNPOWER	Development Platform[2]
Geographies	25+ Countries
Customer Segments	Utility, Commercial, Residential

Total Combined Capacity Under Development of 13.7+ GW

[1] Source: First Solar public filings
[2] Source: SunPower public filings

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5 Conservative Financing Structure
No project-level debt on the Initial Portfolio
Modest consolidated leverage of approximately 4.0x CAFD
Long tenor of underlying asset contracts provides significant cash flows and remaining contract life to support future refinancings
Available liquidity with balance sheet cash, delayed draw term loan facility and revolver capacity
No equity capital required to achieve target growth for at least one year post offering
8point3 Energy Partners ©2015 8point3 Energy Partners 18

6 Experienced Management Team
Position at 8point3 Sponsor Background Experience
Chief Financial Officer Service Source® COMMERCE ONE® KRAFT INTELLIDEN® Grant Thorton An instinct for growth®
Charles D. Boynton Chief Executive Officer SUNPOWER®
8point3 Energy Partners (5 Years) GRAFTECH International NCR DELL
Chief Financial Officer
Mark R. Widmar Chief Financial Officer First Solar®
(4 Years)
8point3 has access to the significant management resources of the Sponsors to support the operational, financial, legal and regulatory aspects of the business
Management Position Management Position
James A. Hughes Chief Executive Officer Tom Werner Chief Executive Officer
Georges Antoun President, U.S. Peter Aschenbrenner EVP, Corporate Strategy
Joseph Kishkill President, International Lisa Bodensteiner EVP, General Counsel
Tymen de Jong Chief Operating Officer
Howard Wenger President, Business Units
Paul Kaleta EVP, General Counsel
8point3 Energy Partners ©2015 8point3 Energy Partners 19

Financial Overview
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Initial Scale Established to Drive Sustainable Growth
Initial Portfolio Run-rate Metrics
MWs
Revenues
EBITDA2
432
$53mm
$60mm
CAFD
Payout Ratio1
MQD / MQD Annualized3
$70mm
85%
$0.2097 / $0.8388
Note: Run-rate financial metrics assume values twelve months ending May 31, 2017
1 Future payout ratio will be adjusted to achieve 12-15% DPS growth.
2 Equity in earnings of unconsolidated affiliates includes proportionate share of interest and depreciation expense of approximately $0.5 million and $11.6 million, respectively.
3 Based on cash flow for May 31, 2017, 85% payout ratio and share count of 71mm.
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Meaningful Liquidity to Fund Near Term Business Plan
Expected Available Liquidity ($mm)
$ 38
Initial Cash Post-IPO Proceeds
$ 17
Forecasted CAFD Over Payout3
$ 25
Delayed Draw Term Loan
$ 200
Revolving Credit Facility
$ 280
Total
1 Debt proceeds net of fees.
2 Net IPO proceeds per S-1 assuming 20,000,000 shares issued at $20.00 per share, the midpoint of the filing range.
3 CAFD after distributions, assuming 85% payout for 12 months ending May 31, 2016 and May 31, 2017.
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Focus on Predictable Payout

Production Variability

- Solar assets experience significantly less production variability on an annual basis compared to wind assets
- Projected cash available for distribution under P90 production is expected to exceed targeted annual MQD
- We expect more generation variability in quarterly production than we do for annual production, but we do not expect seasonality to have an impact on the amount of our quarterly distributions

Impact on Cash Flow from P90 Production[1]

Cash Available for Distribution (P50 Case)	$70mm
P90 Reduction in CAFD (6-8% of P50 Case)	(5)
Cash Available for Distribution (P90 Case)	$65mm ✓
MQD (85% of P50 Cash Flow)	$60mm
Implied Coverage of MQD in P90 Case	1.1x

[1] CAFD for 12 months ending May 31, 2017.

©2015 8point3 Energy Partners 23

8point3 Energy Organizational Structure

- First Solar and SunPower will each own a 50% economic interest and a 50% voting interest in the General Partner
- 2 directors will be appointed by each Sponsor from within their organizations
- 3 out of 7 board members are independent directors
- Audit committee and conflicts committee will consist only of independent board members
- Selection of CEO and CFO may rotate on a 2-year term basis between Sponsors



First Solar, Inc.
SunPower Corporation
50% economic and Voting Interest
50% economic and Voting Interest
Voting Interest
Voting Interest
Economic Interest
Economic Interest
8point3 Holding Company, LLC ("Holdings")
8point3 General Partner, LLC ("GP")
IDRs
8point3 Energy Partners LP ("8point3 Energy")
Public Shareholders
Economic Interest
Voting Interest
8point3 Operating Company, LLC ("OpCo")
Revolving Credit Facility
Term Loan Facility
Project Entities

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©2015 8point3 Energy Partners 24

Aligning Incentives through Structural Alignment
IDRs
Structured at high growth thresholds
50%, 75%, 100% growth
Distribution Subordination
Distributions to Sponsors’ subordinated units are subordinated to the initial minimum quarterly distribution to common units
Subordination ends after the earlier of:
Three consecutive, non-overlapping four-quarter periods of the minimum quarterly distribution payment
Any four quarters during which aggregate distributions exceed 150% of the annualized minimum quarterly distribution
Distribution Forbearance
Sponsors have agreed to forego any distributions declared on their common and subordinated units during the forbearance period
Forbearance period will end in the fiscal quarter commencing on or after March 1, 2016
Sponsors incentivized for sustainable growth
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©2015 8point3 Energy Partners 25

Key Investment Highlights
1 Favorable Industry Dynamics
2 Stable Cash Flows Generated by Long-Term Contracts with Credit-Worthy Counterparties
3 High Quality Portfolio of Newly Constructed Solar Assets with Significant Scale and Diversity
4 Ongoing Relationship with First Solar and SunPower Provides Visibility for Sustainable Growth
5 Conservative Financing Structure
6 Experienced Management Team
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©2015 8point3 Energy Partners 26

Appendix
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©2015 8point3 Energy Partners

Reconciliation of EBITDA to GAAP Net Income
In Thousands
Net Income (Loss) of OpCo
Add:
Depreciation, Amortization and Accretion
Interest Expense
Income Tax Expense
EBITDA of OpCo
Twelve-Month Period Ending
May 31, 2016
$8,285
$13,208
12,683
–
34,176
Twelve-Month Period Ending
May 31, 2017
$28,171
$18,278
13,222
–
59,671
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Reconciliation of Estimated CAFD to EBITDA

In Thousands	Twelve-Month Period Ending May 31, 2016	Twelve-Month Period Ending May 31, 2017
EBITDA of OpCo	$34,176	$59,671
Less:		
Equity in Earnings of Unconsolidated Affiliates[1]	$(17,509)	$(19,369)
Cash Interest Paid	(12,347)	(12,886)
Cash Income Taxes Paid	–	–
Expansion Capital Expenditures[2]	(160,393)	–
Purchase Price Payments of Initial Projects[3]	(202,066)	–
Cash Distributions to Non-controlling Interests[4]	(1,911)	(4,417)
Add:		
Cash Distributions from Unconsolidated Affiliates[5]	$24,459	$35,283
Capital Contributed By Sponsors to Find Expansion Capital Expenditures[2]	160,393	–
Tax Equity Contributions[3]	202,066	–
Network Upgrade Refund[6]	5,405	9,265
Test Electricity Generation[7]	8,607	–
Cash Proceeds from Sales-type Residential Leases, Net[8]	2,376	2,516
Estimated Cash Available for Distribution to OpCo Unitholders[9]	43,256	70,063

1 Equity in earnings of unconsolidated affiliates represents the earnings from the Lost Hills Blackwell Holding Company, the North Star Project Entity and the Solar Gen 2 Project Entity and is included on our pro forma consolidated statement of income included elsewhere in this prospectus. We own a 49% ownership interest in each of the Lost Hills Blackwell Holding Company, the Solar Gen 2 Project Entity and the North Star Project Entity, and an affiliate of Southern Company, which is not affiliated with First Solar, owns the other 51% ownership interest. Equity in earnings of unconsolidated affiliates for the twelve-month period ending May 31, 2016 includes our proportionate share of interest and depreciation expense of approximately $0.4 million and $11.4 million, respectively, and equity in earnings of unconsolidated affiliates for the twelve-month period ending May 31, 2017 includes our proportionate share of interest and depreciation expense of approximately $0.5 million and $11.6 million, respectively. Please read "Business—Tax Equity."

2 Expansion capital expenditures during the periods are cash expenditures expected to be incurred to complete the projects in our Initial Portfolio that will not have reached COD by the closing of this offering. Each Sponsor will agree in the Omnibus Agreement to reimburse OpCo for any expansion capital expenditures made during the forecast period with respect to the projects contributed by such Sponsor.

3 Purchase price payments of initial projects represent the remaining payments to the Sponsor for the purchase of the RPU Project, the Quinto Project, the UC Davis Project and the Macy's Project, which will be funded by tax equity contributions to certain OpCo subsidiaries following the closing of this offering, cash held by certain OpCo subsidiaries and cash to be provided in the future by SunPower.

4 Cash distributions to non-controlling interests represent net income attributable to our tax equity investor's interest in the cash distributions of the RPU Project Entity, the Quinto Project Entity, the UC Davis Project Entity and the Macy's Project Entities, assuming a P50 production level.

5 Cash distributions from unconsolidated affiliates represent the cash received by OpCo with respect to its 49% interest in the Lost Hills Blackwell Holding Company, the North Star Project Entity and the Solar Gen 2 Project Entity. As explained below under "—Assumptions and Considerations— Cash Distributions from Unconsolidated Affiliates" and "—Assumptions and Considerations— Network Upgrade Refunds," cash distributions from unconsolidated affiliates for the twelve-month period ending May 31, 2016 includes $0.5 million and $0.6 million of network upgrade refunds from PG&E and Imperial Irrigation District, respectively, and cash distributions from unconsolidated affiliates for the twelve-month period ending May 31, 2017 includes $5.9 million and $0.6 million in network upgrade refunds from PG&E and Imperial Irrigation District, respectively.

6 Network upgrade refunds represent a reimbursement of the cost of certain network and transmission upgrades due to the Quinto Project Entity. In connection with the construction and interconnection of the Quinto Project, the Quinto Project Entity paid for certain upgrades to the network and transmission lines of its interconnection counterparty, PG&E, and is entitled to a refund from PG&E of the cost of certain of those upgrades. These refunds will be paid by PG&E over approximately five years after the Quinto Project's COD, which is expected to occur in October 2015. Please read "—Assumptions and Considerations—Network Upgrade Refunds."

7 Test electricity generation represents the sale of electricity that is generated prior to COD by the Quinto Project. The system may begin generating electricity prior to COD as a result of the installation and interconnection of individual solar modules, which occurs over time during the construction and commission period. The sale of test electricity generation is accounted for as a reduction in the asset carrying value rather than operating revenue prior to COD, even though it generates cash for the related Project Entity. It is expected that the Quinto Project will generate test electricity for the first four months of the twelve-month period ending May 31, 2016.

8 Cash proceeds from sales-type residential leases, net, represent expected gross rental cash receipts for sales-type leases, less interest income that is already reflected in net income (loss), during the period. The corresponding revenue for such leases was recognized in the period in which such lease was placed in service, rather than in the period in which the rental payment was received, due to the characterization of these leases under GAAP.

9 Reflects distribution forbearance on all common and subordinated units held by the Sponsors for the first three quarters of the twelve-month period ending May 31, 2016.

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